UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2008

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Loan Agreements

On December 29, 2008, William Lyon Homes, Inc. (“California Lyon”), a California Corporation and wholly-owned subsidiary of William Lyon Homes (“WLH”), entered into agreements to modify its revolving credit facilities (the “Modified Credit Facilities”) with each of its lenders, with such agreements to be effective as of the dates set forth below. California Lyon has six revolving credit facilities which previously had an aggregate maximum loan commitment of $230.0 million. Each of the revolving credit facilities requires WLH to comply with a number of financial covenants, which were also amended (see discussions below).

Under the Modified Credit Facilities, the aggregate maximum loan commitment is reduced from $230.0 to $185.0 million and WLH is required to comply with certain financial covenants, the most restrictive of which require the Company to maintain:

•	A tangible net worth, as defined, of $90.0 million;

•	A ratio of total liabilities to tangible net worth, each as defined, not to be measured until January 1, 2010; and

•	Minimum liquidity, as defined, of at least $30.0 million.

First Modification of Amended and Restated Loan Agreement with Guaranty Bank

Effective December 5, 2008, California Lyon entered into that certain First Modification of Amended and Restated Loan Agreement, with Guaranty Bank, a federal savings bank (the “Guaranty Modification”). The Guaranty Modification modifies the Amended and Restated Loan Agreement dated January 28, 2008, with Guaranty Bank (the “Guaranty Agreement”). Pursuant to the Guaranty Modification, the maximum loan commitment was reduced from $50.0 million to $40.0 million (and hereafter reducing to $30.0 million on the Facility Expiration Date), the Facility Expiration Date, as defined, was extended to May 3, 2009 and various financial covenants under the Guaranty Loan Agreement were modified, including but not limited to the covenants listed above. The Guaranty Modification also requires WLH to maintain a ratio of total liabilities to tangible net worth of less than 4.00 to 1 on a quarterly basis beginning January 1, 2010.

Fifth Amendment to Borrowing Base Agreement with Wachovia Bank

Effective December 15, 2008, California Lyon entered into that certain Fifth Amendment to Borrowing Base Revolving Line of Credit Agreement, with Wachovia Bank, National Association (the “Wachovia Amendment”). The Wachovia Amendment amends the Borrowing Base Revolving Line of Credit Agreement dated September 29, 2006, with Wachovia Bank (the “Wachovia Agreement”). Pursuant to the Wachovia Amendment, the maximum loan commitment is $25.0 million, and the financial covenants listed above were amended. The Wachovia amendment also requires WLH to maintain a ratio of total liabilities to tangible net worth of less than 5.00 to 1 on a quarterly basis beginning January 1, 2010.

Modification with California Bank & Trust

Effective December 17, 2008, California Lyon agreed to that certain side letter amendment to Amended and Restated Revolving Line of Credit Loan Agreement, with California Bank & Trust (the “CBT Letter”). The CBT Letter amends the Amended and Restated Revolving Line of Credit Loan Agreement, dated as of September 16, 2004, with California Bank & Trust (the “CBT Loan Agreement”). Pursuant to the CBT Letter, the maximum loan commitment under the CBT Loan Agreement is $30.0 million and the financial covenants listed above were amended. The CBT letter also requires WLH to maintain a ratio of total liabilities to tangible net worth of less than 5.00 to 1 on a quarterly basis beginning January 1, 2010.

Tenth Modification Agreement with JPMorgan Chase Bank

Effective December 19, 2008, California Lyon entered into that certain Tenth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, with JPMorgan Chase Bank, N.A., a national banking association (the “JPM Modification”). The JPM Modification modifies the Borrowing Base Revolving Line of Credit Agreement dated June 28, 2004, with JP Morgan Chase Bank, N.A., (the “JPM Agreement”). Pursuant to the JPM Modification, the maximum loan commitment was reduced from $40.0 million to $30.0 million, the Maturity Date, as defined, was shortened from June 28, 2010 to December 28, 2009 and the financial covenants listed above were modified.

Third Amendment Agreement with Comerica Bank

Effective December 22, 2008, California Lyon entered into that certain Third Amendment Agreement with Comerica Bank (the “Comerica Amendment”). The Comerica Amendment amends the Revolving Line of Credit Loan Agreement dated as of March 8, 2006, with Comerica Bank (the “Comerica Agreement”). Pursuant to the Comerica Amendment, the maximum loan commitment was reduced from $35.0 million to $30.0 million (and hereafter reducing $4.0 million every three months beginning March 31, 2009 through December 31, 2009, whereby the commitment amount will not exceed $14.0 million), and the financial covenants listed above were amended.

Third Modification Agreement with California National Bank

Effective December 23, 2008, California Lyon entered into that certain Third Modification Agreement, with California National Bank, a national banking association (the “CNB Modification”). The CNB Modification modifies the Borrowing Base Revolving Line of Credit Agreement dated July 10, 2006, with California National Bank (the “CNB Agreement”). Pursuant to the CNB Modification, the maximum loan commitment was reduced from $50.0 million to $30.0 million and the financial covenants listed above were modified.

Item 2.03	Creation of a Direct Financial Obligation

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01	Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	First Modification of Amended and Restated Loan Agreement dated as of December 5, 2008, by and between William Lyon Homes, Inc., a California Corporation and Guaranty Bank, a federal savings bank.

10.2	Fifth Amendment to Borrowing Base Revolving Line of Credit Agreement, dated as of December 15, 2008, between William Lyon Homes, Inc., a California Corporation, and Whitney Ranch Village 5, LLC, a Delaware limited liability company (individually and collectively as the context may require) and Wachovia Bank, National Association, a national banking association.

10.3	Side Letter Amendment to Amended and Restated Revolving Line of Credit Loan Agreement dated as of December 17, 2008, by and between William Lyon Homes, Inc., a California corporation and California Bank & Trust, a California Banking Corporation.

10.4	Tenth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement dated December 19, 2008, by and between JPMorgan Chase Bank, N.A., a national banking association, and William Lyon Homes, Inc., a California Corporation.

10.5	Third Amendment Agreement dated as of December 22, 2008, by and between William Lyon Homes, Inc., a California Corporation, and Comerica Bank.

10.6	Third Modification Agreement dated as of December 23, 2008, by and between William Lyon Homes, Inc., a California Corporation and California National Bank, a national banking association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2009

WILLIAM LYON HOMES

By:	/s/ MICHAEL D. GRUBBS
Name:	Michael D. Grubbs
Its:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Modification of Amended and Restated Loan Agreement dated as of December 5, 2008, by and between William Lyon Homes, Inc., a California Corporation and Guaranty Bank, a federal savings bank.

10.2	Fifth Amendment to Borrowing Base Revolving Line of Credit Agreement, dated as of December 15, 2008, between William Lyon Homes, Inc., a California Corporation, and Whitney Ranch Village 5, LLC, a Delaware limited liability company (individually and collectively as the context may require) and Wachovia Bank, National Association, a national banking association.

10.3	Side Letter Amendment to Amended and Restated Revolving Line of Credit Loan Agreement dated as of December 17, 2008, by and between William Lyon Homes, Inc., a California corporation and California Bank & Trust, a California Banking Corporation.

10.4	Tenth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement dated December 19, 2008, by and between JPMorgan Chase Bank, N.A., a national banking association, and William Lyon Homes, Inc., a California Corporation.

10.5	Third Amendment Agreement dated as of December 22, 2008, by and between William Lyon Homes, Inc., a California Corporation, and Comerica Bank.

10.6	Third Modification Agreement dated as of December 23, 2008, by and between William Lyon Homes, Inc., a California Corporation and California National Bank, a national banking association.

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